UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
August 31, 2018
(Date of earliest event reported)
_______________________________________

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on May 23, 2018, Callon Petroleum Operating Company (“CPOC”), a wholly owned subsidiary of Callon Petroleum Company (“Callon” or the “Company”), entered into a purchase and sale agreement (the “Cimarex Purchase Agreement”) with Cimarex Energy Company and certain of its subsidiaries (collectively, the “Seller”) for the purchase of certain oil and gas producing properties and undeveloped acreage in the Delaware Basin (the “Cimarex Acquisition”).

On August 31, 2018, CPOC completed the Cimarex Acquisition for total cash consideration of $538.6 million, including customary purchase price adjustments in accordance with the Cimarex Purchase Agreement. The acquired properties include approximately 28,000 net surface acres in Callon’s Spur operating area in the Delaware Basin, over 90% of which are held by production, that are primarily adjacent to its existing position.

The foregoing description is qualified in its entirety by reference to the full text of the Cimarex Purchase Agreement, which has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 24, 2018, and is incorporated in this Report by reference.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On September 4, 2018, the Company issued a press release, attached as Exhibit 99.1, announcing the closing of the Cimarex Acquisition and updating 2018 guidance. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of business Acquired
The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information
The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Title of Document

2.1	Purchase and Sale Agreement between Cimarex, as Seller, and CPOC, as Purchaser, dated May 23, 2018 (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K, filed on May 24, 2018)

99.1	Press release dated September 4, 2018, announcing the closing of the Cimarex Acquisition and updating 2018 guidance

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

September 4, 2018	/s/ James P. Ulm, II
James P. Ulm, II
Senior Vice President and Chief Financial Officer